Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Summary Aggregate
  IO Loans From the Entire Pool
  FICO & Documentation
  Original LTV
  Principal Balance
  APR & FICO
  APR & LTV

1. Summary Aggregate

WAC: 7.249
Wtd Avg FICO: 622
FICO lt 600: 36.32
FICO 600 650: 32.41
WA LTV: 81.31
LTV eq 80: 30.63
LTV gt 80.01: 44.15
LTV 95.01 100: 4.84
Full Doc: 56.24
Stated Doc: 42.00
Limited Doc: 1.76
Purch %: 37.17
CO refi %: 53.23
Owner OCC: 91.38
Prepay Penalty: 70.48
Wtd Avg DTI: 40.55
ARM %: 77.26
2 YR Fixed ARM: 68.96
3 YR Fixed ARM: 7.48
1st Lien %: 95.93
Avg Loan Balance: 179709.44
# of Loans: 7933
Loan Bal < 100K: 12.02
Mtg Rates > 12%: 0.09
Manuf Housing (%): 0.00
Silent 2nd %: 24.72
IO Loan %: 27.32

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2. IO Loans From the Entire Pool

5 YR IO: 19.43
2 YR IO: 72.44
FICO: 647
LTV: 82.96
DTI: 41.37
Full Doc: 48.79
Purchase: 48.86

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3. FICO & Documentation

FICO & Documentation	Count	% Full Documentation	% Limited Documentation	% Stated Documentation	% Purchase	% CO Refi	WAC	Avg Prin Bal	Wtd Avg LTV	IO Loans	Silent Seconds
451 - 500	14	0.11	0.02	0.03	0.00	0.14	8.564	158,425.85	76.77	0.00	0.00
501 - 550	1192	10.03	0.21	2.61	1.53	10.07	7.969	153,768.45	75.95	0.04	0.52
551 - 600	2000	16.27	0.31	7.39	6.11	15.34	7.410	170,832.76	80.21	5.17	3.76
601 - 650	2541	18.08	0.78	12.90	11.82	16.60	7.101	178,121.39	82.43	10.24	8.59
651 - 700	1537	8.52	0.39	12.36	11.16	8.23	6.964	197,261.75	83.29	7.81	7.77
701 - 750	491	2.48	0.04	5.05	4.82	2.27	6.982	219,947.83	83.04	2.95	3.13
751 - 800	151	0.72	0.02	1.57	1.62	0.58	7.071	217,810.75	83.52	1.04	0.90
801 - 850	7	0.03	0.00	0.10	0.11	0.00	6.464	253,990.76	79.19	0.08	0.05
Total:	7933	56.24	1.76	42.00	37.17	53.23	7.249	179,709.44	81.31	27.32	24.72

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4. Original LTV

Original LTV	Number of Loans	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Avg Prin Bal	WAC	Gross Margin	% Full Documentation	% Limited Documentation	% Stated Documentation	IO Loans	Silent Second
10.01 - 20.00	6	0.00	0.00	0.01	0.00	0.01	0.00	0.00	0.00	0.01	651.37	89905.30	7.317	6.072	0.02	0.00	0.02	0.00	0.00
20.01 - 30.00	26	0.00	0.00	0.03	0.04	0.04	0.04	0.02	0.02	0.00	630.41	106361.31	6.484	5.985	0.11	0.00	0.08	0.01	0.01
30.01 - 40.00	68	0.00	0.00	0.07	0.18	0.15	0.08	0.06	0.05	0.00	628.58	123227.16	6.725	5.927	0.35	0.01	0.23	0.03	0.03
40.01 - 50.00	126	0.00	0.00	0.29	0.35	0.27	0.19	0.06	0.01	0.00	601.57	133254.84	6.795	6.142	0.83	0.02	0.32	0.06	0.02
50.01 - 60.00	260	0.00	0.01	0.86	0.90	0.93	0.42	0.10	0.00	0.00	592.87	176542.35	6.864	5.992	1.99	0.00	1.23	0.39	0.01
60.01 - 70.00	614	0.00	0.01	2.05	2.35	2.15	0.94	0.32	0.06	0.00	594.56	183252.62	6.971	5.995	4.59	0.18	3.12	0.92	0.14
70.01 - 80.00	3114	0.00	0.11	5.45	8.92	13.62	9.69	3.85	1.04	0.07	625.91	195692.13	6.933	5.816	23.05	0.84	18.85	14.50	23.01
80.01 - 90.00	2254	0.00	0.02	4.08	9.96	9.43	6.24	1.88	0.70	0.01	616.12	204427.37	7.379	5.795	18.59	0.47	13.26	7.95	1.51
90.01 - 100.00	1465	0.00	0.00	0.00	1.26	5.15	3.65	1.30	0.43	0.03	652.50	115070.22	8.410	5.755	6.70	0.23	4.89	3.45	0.00
Total:	7933	0.00	0.16	12.86	23.97	31.75	21.27	7.58	2.31	0.12	622.10	179709.44	7.249	5.824	56.24	1.76	42.00	27.32	24.72

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5. Principal Balance

Principal Balance	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Wtd Avg LTV	WAC	Gross Margin	% Full Documentation	% Limited Documentation	% Stated Documentation	IO Loans	Silent Second
0.01 - 50,000.00	0.00	0.00	0.09	0.29	0.57	0.37	0.08	0.02	0.00	630.61	93.34	9.912	6.228	0.99	0.01	0.41	0.00	0.01
50,000.01 - 100,000.00	0.00	0.03	1.96	2.68	3.41	1.91	0.54	0.18	0.00	610.15	82.93	8.234	5.825	7.23	0.09	3.39	0.24	1.96
100,000.01 - 150,000.00	0.00	0.04	2.73	4.17	4.50	2.18	0.68	0.25	0.03	607.44	80.13	7.496	5.804	10.24	0.18	4.15	1.08	3.61
150,000.01 - 200,000.00	0.00	0.01	2.19	4.24	4.25	2.80	0.74	0.18	0.02	612.09	79.10	7.204	5.806	9.19	0.23	5.01	2.25	3.33
200,000.01 - 250,000.00	0.00	0.02	1.62	2.68	3.42	1.96	0.75	0.21	0.00	616.64	79.16	7.144	5.834	5.96	0.19	4.50	2.09	2.55
250,000.01 - 300,000.00	0.00	0.04	1.75	2.92	3.79	2.16	0.84	0.21	0.00	616.85	80.13	6.949	5.809	6.97	0.17	4.58	3.58	2.81
300,000.01 - 350,000.00	0.00	0.02	1.12	1.74	2.99	2.17	0.88	0.28	0.00	628.00	81.62	6.961	5.858	4.50	0.16	4.54	3.02	2.51
350,000.01 - 400,000.00	0.00	0.00	0.58	1.69	2.63	1.50	0.50	0.24	0.00	628.11	82.34	6.987	5.843	3.25	0.13	3.77	2.64	1.95
400,000.01 - 450,000.00	0.00	0.00	0.47	1.61	1.84	1.52	0.56	0.21	0.00	632.30	83.70	6.835	5.802	3.08	0.12	3.02	3.27	1.70
450,000.01 - 500,000.00	0.00	0.00	0.23	0.97	1.60	1.37	0.77	0.21	0.03	646.49	82.60	6.932	5.840	1.77	0.20	3.22	3.18	1.83
500,000.01 - 550,000.00	0.00	0.00	0.04	0.30	1.18	1.32	0.48	0.11	0.00	655.06	82.90	6.769	5.856	1.17	0.07	2.18	2.28	1.15
550,000.01 - 600,000.00	0.00	0.00	0.08	0.41	0.85	0.96	0.36	0.12	0.00	652.56	84.29	6.882	5.821	0.88	0.12	1.77	1.65	0.72
600,000.01 - 650,000.00	0.00	0.00	0.00	0.22	0.49	0.57	0.35	0.09	0.04	665.81	84.01	6.761	5.809	0.70	0.04	1.01	1.36	0.48
650,000.01 - 700,000.00	0.00	0.00	0.00	0.05	0.14	0.19	0.05	0.00	0.00	661.22	85.73	6.823	5.774	0.09	0.05	0.28	0.28	0.05
700,000.01 - 750,000.00	0.00	0.00	0.00	0.00	0.10	0.00	0.00	0.00	0.00	634.07	89.41	6.487	6.127	0.10	0.00	0.00	0.10	0.00
750,000.01 - 800,000.00	0.00	0.00	0.00	0.00	0.00	0.16	0.00	0.00	0.00	680.37	79.29	6.390	5.733	0.11	0.00	0.05	0.16	0.06
800,000.01 - 850,000.00	0.00	0.00	0.00	0.00	0.00	0.06	0.00	0.00	0.00	663.00	84.11	7.050	5.950	0.00	0.00	0.06	0.06	0.00
950,000.01 - 1,000,000.00	0.00	0.00	0.00	0.00	0.00	0.07	0.00	0.00	0.00	654.00	58.82	7.650	5.800	0.00	0.00	0.07	0.07	0.00
Total:	0.00	0.16	12.86	23.97	31.75	21.27	7.58	2.31	0.12	622.10	81.31	7.249	5.824	56.24	1.76	42.00	27.32	24.72

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6. APR & FICO

APR & FICO	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	LTV	WAC	Gross Margin	Avg Principal	% Full Documentation	% Limited Documentation	% Stated Documentation	IO Loans	Silent Second
4.501 - 5.000	0.00	0.00	0.00	0.00	0.02	0.02	0.00	0.00	0.00	632.93	80.00	5.000	5.636	276400.00	0.04	0.00	0.00	0.02	0.04
5.001 - 5.500	0.00	0.00	0.01	0.11	0.70	0.80	0.29	0.03	0.04	664.15	77.11	5.364	5.718	274285.78	1.66	0.04	0.29	1.12	0.78
5.501 - 6.000	0.00	0.00	0.18	1.81	4.53	3.49	1.34	0.44	0.01	648.87	76.65	5.895	5.713	240189.98	9.20	0.40	2.21	4.23	3.74
6.001 - 6.500	0.00	0.00	0.66	3.03	6.18	4.67	1.51	0.27	0.00	638.68	78.46	6.310	5.758	226483.36	11.22	0.25	4.84	5.96	6.39
6.501 - 7.000	0.00	0.00	1.29	4.68	7.33	4.96	1.34	0.57	0.05	630.38	80.75	6.794	5.779	220140.68	11.67	0.41	8.13	7.27	6.54
7.001 - 7.500	0.00	0.02	2.07	4.10	4.40	2.32	1.09	0.37	0.01	615.75	81.02	7.282	5.854	197678.24	6.91	0.23	7.22	4.06	3.50
7.501 - 8.000	0.00	0.03	2.96	4.64	3.67	1.88	0.92	0.30	0.01	604.95	82.52	7.770	5.842	181561.84	6.63	0.19	7.59	3.22	2.35
8.001 - 8.500	0.00	0.03	2.26	2.44	1.74	0.96	0.40	0.12	0.00	593.18	83.43	8.282	5.934	154470.61	3.53	0.15	4.27	1.04	0.83
8.501 - 9.000	0.00	0.05	1.84	1.83	1.08	0.76	0.32	0.13	0.00	592.35	85.23	8.749	5.951	133516.99	2.60	0.03	3.38	0.33	0.34
9.001 - 9.500	0.00	0.01	0.78	0.58	0.35	0.38	0.08	0.01	0.00	587.21	85.72	9.236	6.045	108498.01	0.99	0.02	1.17	0.04	0.15
9.501 - 10.000	0.00	0.02	0.44	0.34	0.47	0.48	0.16	0.04	0.00	615.83	90.44	9.790	6.038	81373.33	0.73	0.02	1.21	0.02	0.03
10.001 - 10.500	0.00	0.01	0.21	0.09	0.39	0.27	0.09	0.02	0.00	623.35	93.44	10.276	6.108	68635.04	0.43	0.01	0.63	0.00	0.01
10.501 - 11.000	0.00	0.00	0.13	0.08	0.47	0.18	0.03	0.00	0.00	617.94	95.84	10.774	6.262	66736.82	0.32	0.00	0.57	0.00	0.01
11.001 - 11.500	0.00	0.00	0.02	0.18	0.17	0.09	0.00	0.01	0.00	622.42	97.67	11.263	6.521	54789.00	0.21	0.00	0.27	0.00	0.00
11.501 &rt=	0.00	0.00	0.00	0.06	0.24	0.02	0.00	0.00	0.00	622.35	99.72	11.912	0.000	57193.12	0.10	0.00	0.22	0.00	0.00
Total:	0.00	0.16	12.86	23.97	31.75	21.27	7.58	2.31	0.12	622.10	81.31	7.249	5.824	179709.44	56.24	1.76	42.00	27.32	24.72

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7. APR & LTV

APR & LTV	LTV <=40	LTV 40.01 - 50	LTV 50.01 - 60	LTV 60.01 - 70	LTV 70.01 - 80	LTV 80.01 - 90	LTV 90.01 - 100	LTV 100+	WA LTV	WA FICO	Gross Margin	Avg Prin Bal	% Full Documentation	% Limited Documentation	% Stated Documentation	IO Loans	Silent 2nds
4.501 - 5.000	0.00	0.00	0.00	0.00	0.04	0.00	0.00	0.00	80.00	633	5.636	276,400.00	0.04	0.00	0.00	0.02	0.04
5.001 - 5.500	0.04	0.01	0.09	0.23	1.21	0.36	0.04	0.00	77.11	664	5.718	274,285.78	1.66	0.04	0.29	1.12	0.78
5.501 - 6.000	0.20	0.25	0.63	1.56	5.99	2.84	0.33	0.00	76.65	649	5.713	240,189.98	9.20	0.40	2.21	4.23	3.74
6.001 - 6.500	0.21	0.38	0.70	1.40	9.13	3.54	0.96	0.00	78.46	639	5.758	226,483.36	11.22	0.25	4.84	5.96	6.39
6.501 - 7.000	0.16	0.16	0.65	1.46	9.93	6.17	1.69	0.00	80.75	630	5.779	220,140.68	11.67	0.41	8.13	7.27	6.54
7.001 - 7.500	0.06	0.15	0.40	1.18	6.23	5.22	1.12	0.00	81.02	616	5.854	197,678.24	6.91	0.23	7.22	4.06	3.50
7.501 - 8.000	0.07	0.06	0.41	0.92	5.22	6.18	1.54	0.00	82.52	605	5.842	181,561.84	6.63	0.19	7.59	3.22	2.35
8.001 - 8.500	0.03	0.07	0.15	0.54	2.47	3.72	0.97	0.00	83.43	593	5.934	154,470.61	3.53	0.15	4.27	1.04	0.83
8.501 - 9.000	0.01	0.05	0.12	0.30	1.27	3.10	1.17	0.00	85.23	592	5.951	133,516.99	2.60	0.03	3.38	0.33	0.34
9.001 - 9.500	0.03	0.03	0.03	0.10	0.55	0.79	0.65	0.00	85.72	587	6.045	108,498.01	0.99	0.02	1.17	0.04	0.15
9.501 - 10.000	0.01	0.00	0.02	0.14	0.38	0.29	1.11	0.00	90.44	616	6.038	81,373.33	0.73	0.02	1.21	0.02	0.03
10.001 - 10.500	0.00	0.00	0.00	0.05	0.16	0.09	0.76	0.00	93.44	623	6.108	68,635.04	0.43	0.01	0.63	0.00	0.01
10.501 - 11.000	0.00	0.00	0.00	0.02	0.13	0.00	0.74	0.00	95.84	618	6.262	66,736.82	0.32	0.00	0.57	0.00	0.01
11.001 - 11.500	0.00	0.00	0.01	0.01	0.01	0.02	0.44	0.00	97.67	622	6.521	54,789.00	0.21	0.00	0.27	0.00	0.00
11.501 &rt=	0.00	0.00	0.00	0.00	0.00	0.00	0.31	0.00	99.72	622	0.000	57,193.12	0.10	0.00	0.22	0.00	0.00
Total:	0.82	1.18	3.22	7.89	42.74	32.32	11.82	0.00	81.31	622	5.824	179,709.44	56.24	1.76	42.00	27.32	24.72

Please note LTV refers to loan to value for first lien and cumulative loan to value for second lien

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